Blackstone’s Third Quarter 2012 Earnings October 18, 2012 Exhibit 99.2

Blackstone 1
Blackstone’s Third Quarter 2012 Highlights
$622 million of Economic Net Income (“ENI”) was our third best quarter since going public.
$1.3 billion of year-to-date ENI, a record, up 24% from the same period last year.
GAAP net income was $129 million in the quarter net of non-cash IPO related expenses.
$540 million of Distributable Earnings, up 4% year-over-year.
Total AUM grew to a record $205 billion, up 30% year-over-year, on $38 billion of organic inflows.
Significant inflows into new funds and strategies continued in the third quarter:
•
Completed fundraising for our latest global real estate fund which hit its cap at $13.3 billion.
•
Our first dedicated energy fund completed fundraising with $2.4 billion of total commitments.
•
Hedge Fund Solutions had $1.7 billion of net inflows during the quarter.
•
Credit launched its third closed-end fund and priced two new CLOs raising nearly $2 billion.
•
$36 billion of committed undrawn capital (“dry powder”) at the end of the third quarter.
Announced agreement to acquire Capital Trust’s asset management platform ($2.4 billion of AUM).

Blackstone 2
Blackstone’s Third Quarter 2012 Earnings
Note: Prior period amounts on all pages have been adjusted to conform to the current period presentation and definitions.
(a) Economic Net Income, a segment measure, has been redefined as Economic Income after current taxes (“Taxes”); it no longer deducts the implied provision for income taxes.
(b) ENI per Unit is based on the Weighted-Average ENI Adjusted Units.
(c) DE per Common Unit equals Pre-Tax DE allocated to Common Unitholders less Other Payables to Common Unitholders divided by Total GAAP Common Units Outstanding.
% Change % Change
(Dollars in Thousands, Except per Unit Data)
3Q'11 3Q'12 vs. 3Q'11 YTD'11 YTD'12 vs. YTD'11
Fee Revenues 451,082 $        509,192 $        13% 1,412,469 $    1,539,862 $    9%
Performance Fees (457,279) 602,999 n/m 816,576 1,123,592 38%
Investment Income (Loss) (134,106) 107,432 n/m 129,539 174,574 35%
Total Revenues (140,303) $      1,219,623 $    n/m 2,358,584 $    2,838,028 $    20%
Total Expenses 234,247 586,614 150% 1,256,385 1,483,034 18%
Taxes 5,449 11,257 107% 31,145 29,676 (5)%
Economic Net Income (Loss) ("ENI")
(379,999) $      621,752 $        n/m 1,071,054 $    1,325,318 $    24%
ENI per Unit
(b)
(0.34) $            0.55 $              n/m 0.96 $              1.18 $              23%
GAAP Net Income (Loss) (274,567) $      128,824 $        n/m (145,626) $      112,185 $        n/m
Fee Related Earnings ("FRE") 112,932 $        135,052 $        20% 380,397 $        427,709 $        12%
Distributable Earnings ("DE") 125,745 $        189,635 $        51% 518,538 $        540,160 $        4%
DE per Common Unit
(c)
0.10 $              0.15 $              50% 0.44 $              0.46 $              5%
Total Assets Under Management 157,698,448 $ 204,551,572 $ 30% 157,698,448 $ 204,551,572 $ 30%
Fee-Earning Assets Under Management 132,934,377 $ 168,630,082 $ 27% 132,934,377 $ 168,630,082 $ 27%
(a)

Fee Earnings
Distributable Earnings
Economic Net Income

Blackstone 3
Walkdown of Financial Metrics
3Q'12 YTD'12
(Dollars in Thousands, Except per Unit Data)
Results Per Unit
(a)
Results Per Unit
(a)
Base Management Fees 398,088 $       1,174,938 $
Transaction and Other Fees, Net 45,126 133,050
Advisory Fees 59,951 229,169
Management Fee Offsets (8,454) (29,477)
Interest Income and Other Revenue 27,358 53,261
Compensation (259,561) (783,217)
Other Operating Expenses (127,456) (350,015)
Fee Related Earnings 135,052 $       0.12 $             427,709 $       0.38 $
Net Realized Incentive Fees 7,163 14,307
Net Realized Carried Interest 61,742 115,394
Realized Investment Income 16,847 42,522
Taxes and Related Payables (31,169) (59,772)
Distributable Earnings 189,635 $       0.15 $             540,160 $       0.46 $
Net Unrealized Incentive Fees 59,895 107,759
Net Unrealized Carried Interest 274,602 536,330
Unrealized Investment Income 77,708 110,973
Add Back: Related Payables 19,912 30,096
Economic Net Income
621,752 $       0.55 $             1,325,318 $    1.18 $
See Appendix - Calculation of Certain Non-GAAP Financial Metric Components for the calculation of the amounts presented herein that are not the respective captions from the
Total Segment information.
(a)
Fee Related Earnings per Unit is based on DE Units Outstanding; DE per Unit equals DE per Common Unit; and ENI per Unit is based on Weighted-Average ENI Adjusted Units (See
Appendix - Unit Rollforward).

Blackstone 4
Private Equity
Revenues were up substantially year-over-year driven by an increase in Performance Fees and Investment Income.
•
Overall carrying value of assets was up 7.1% for the quarter with appreciation across all contributed funds.
•
Improved market conditions drove the segment’s public holdings up 15.1% for the quarter, while private holdings also increased 3.2%.
•
Significant Performance Fees were driven by BCP IV and our recent funds BCP VI and Blackstone Energy
Partners (“BEP”) which are also now both above their hurdle rates and generating performance fees.
Invested $1.4 billion of total capital with an additional $907 million committed but not yet invested during the quarter, bringing year-to-date total capital invested and committed to $3.7 billion.
Returned $285 million of capital to investors during the quarter at an average 4.5x Multiple of Invested Capital.
BEP, our first ever dedicated energy fund, completed its fundraising with total fund commitments of $2.4 billion.
Raised $1.4 billion for our new tactical opportunities fund and have commenced active marketing.
7.1%
3Q’12 Increase in Fund Carrying Value
$591 million
Net Accrued Performance Fees at 3Q’12
17%
Increase in Total AUM since 3Q’11
% Change % Change
(Dollars in Thousands)
3Q'11 3Q'12 vs. 3Q'11 YTD'11 YTD'12 vs. YTD'11
Fee Revenues 104,003 $        116,125 $        12% 346,590 $        323,864 $        (7)%
Performance Fees (287,980) 160,338 n/m 15,498 139,210 n/m
Investment Income (Loss) (101,140) 50,456 n/m 25,861 46,304 79%
Total Revenues (285,117) 326,919 n/m 387,949 509,378 31%
Compensation 52,388 62,424 19% 171,945 168,746 (2)%
Performance Fee Compensation (47,398) 44,276 n/m (4,858) 36,089 n/m
Other Operating Expenses 27,588 30,944 12% 86,425 90,346 5%
Total Expenses 32,578 137,644 n/m 253,512 295,181 16%
Economic Income (Loss) (317,695) $      189,275 $        n/m 134,437 $        214,197 $        59%
Total AUM 42,967,159 $  50,222,312 $  17% 42,967,159 $  50,222,312 $  17%
Fee-Earning AUM 37,006,024 $  38,505,497 $  4% 37,006,024 $  38,505,497 $  4%

Blackstone 5
Real Estate
Revenues for the quarter were up materially from last year driven by a significant increase in Performance Fees reflecting the continued improvement of operating fundamentals across our office, retail and hotel portfolios.
•
Real Estate investments of $34.0 billion were up 4.9% for the quarter and 11.6% year-to-date.
•
Debt Strategies drawdown funds ($2.3 billion) were up 5.1% for the quarter and 11.6% year-to-date, while the hedge funds ($800 million) were up 6.2% for the quarter and 14.6% year-to-date.
•
Significant performance fees generated by BREP V, VI, VII and EUR III (total $19 billion of invested equity).
Returned $659 million of cash to investors during the quarter bringing year-to-date to over $2 billion.
Invested $1.4 billion of total capital with an additional $1.8 billion committed but not yet deployed at the end of the quarter, bringing year-to-date total capital deployed and committed to $6.3 billion.
Fundraising is complete for our most recent global real estate fund, BREP VII, with $2.2 billion in additional commitments in the third quarter bringing total fund commitments to $13.3 billion.
Announced the agreement to acquire the asset management platform of Capital Trust ($2.4 billion of AUM), a publicly traded real estate finance and investment management company.
4.9%
3Q’12 Increase in Fund Carrying Value
(a)
$1.2 billion
Net Accrued Performance Fees at 3Q’12
32%
Increase in Total AUM since 3Q’11
(a) BREP portfolio (including fee-paying co-invest).
% Change % Change
(Dollars in Thousands)
3Q'11 3Q'12 vs. 3Q'11 YTD'11 YTD'12 vs. YTD'11
Fee Revenues 118,401 $         150,084 $         27% 388,540 $         455,812 $         17%
Performance Fees (114,868)           270,569            n/m 706,119            672,888            (5)%
Investment Income (Loss) (18,747)             44,000              n/m 94,304              101,735            8%
Total Revenues (15,214)             464,653            n/m 1,188,963        1,230,435        3%
Compensation 54,986              71,456              30% 183,264            216,921            18%
Performance Fee Compensation (28,259)             73,208              n/m 179,875            173,650            (3)%
Other Operating Expenses 23,495              31,284              33% 74,832              86,768              16%
Total Expenses 50,222              175,948            250% 437,971            477,339            9%
Economic Income (Loss) (65,436) $         288,705 $         n/m 750,992 $         753,096 $         0%
Total AUM 40,709,500 $   53,546,023 $   32% 40,709,500 $   53,546,023 $   32%
Fee-Earning AUM 29,981,920 $   40,609,286 $   35% 29,981,920 $   40,609,286 $   35%

Blackstone 6
Hedge Fund Solutions
Revenues more than doubled from the year ago quarter driven by 17% Fee-Earning AUM growth and fund performance.
Composite returns
(a)
were up 3.3% net for the quarter and up 6.2% net year-to-date.
•
As of quarter-end, $18.5 billion or 77% of Incentive Fee-Earning AUM was estimated above their respective
High Water Mark and/or Hurdle, up from $9 billion or 41% last quarter.
Fee-Earning AUM grew 9% during the quarter and 17% over the last twelve months, driven by strong net inflows primarily in customized and commingled investment products and market appreciation.
•
Fee-Earning net inflows were $1.7 billion for the quarter and $3.2 billion year-to-date.
•
October 1
st
subscriptions of $478 million are not included in the quarter-end Fee-Earning AUM.
$24 billion
3Q’12 Incentive Fee-Earning AUM
(b)
(a) Represents the BAAM Composite which is the asset-weighted performance of BAAM’s investments net of all fees, excluding BAAM's long-only platforms, seed funds and advisory relationships.
(b) Represents currently invested incentive fee eligible AUM above or below High Water Mark or Relevant Benchmark. Totals may not add due to rounding.
Above
HWM /
Hurdle
0-5% Below
> 5% Below
$1.6B / 7%
$3.9B / 16%
$18.5B / 77%
% Change % Change
(Dollars in Thousands)
3Q'11 3Q'12 vs. 3Q'11 YTD'11 YTD'12 vs. YTD'11
Fee Revenues 80,355 $          87,811 $          9% 237,579 $       254,138 $       7%
Performance Fees (14,097) 39,272 n/m 10,157 55,951 n/m
Investment Income (Loss) (9,011) 5,836 n/m (559) 12,003 n/m
Total Revenues 57,247 132,919 132% 247,177 322,092 30%
Compensation 30,667 28,826 (6)% 90,434 91,618 1%
Performance Fee Compensation (4,957) 9,124 n/m 3,909 14,631 274%
Other Operating Expenses 14,421 12,878 (11)% 43,504 41,318 (5)%
Total Expenses 40,131 50,828 27% 137,847 147,567 7%
Economic Income 17,116 $          82,091 $          n/m 109,330 $       174,525 $       60%
Total AUM 40,373,092 $  46,218,618 $  14% 40,373,092 $  46,218,618 $  14%
Fee-Earning AUM 37,231,013 $  43,601,541 $  17% 37,231,013 $  43,601,541 $  17%

Blackstone 7
Credit
Revenues for the quarter were up reflecting a significant increase in Performance Fees.
Total AUM grew 8% during the quarter and 62% from the prior year to a record $55 billion driven by new product launches, strong net inflows, market appreciation and the Harbourmaster acquisition in the first quarter.
Fund returns remained strong across the platform despite volatile markets:
•
Hedge Funds
(a)
were up 6.1% net for the quarter and up 9.2% net year-to-date.
•
Mezzanine Funds
(a)
were up 7.7% net for the quarter and up 17.7% net year-to-date.
•
Rescue Lending Funds
(a)
were up 4.6% net for the quarter and up 12.4% net year-to-date.
Invested $722 million of capital in our credit-oriented drawdown funds during the quarter, bringing year-to-date total capital invested to $2.5 billion.
During the quarter, Credit launched its third closed-end fund raising $835 million of AUM and priced two new
CLOs totaling over $1 billion of AUM; net inflows over the last twelve months were $19 billion.
$55 billion
3Q’12 Total AUM
Customized
Credit Strategies
(d)
Rescue
Lending
Mezzanine
Funds
Hedge Fund
Strategies
CLOs
$8.5
$3.8
$5.0
$12.0
$25.4
Totals may not add due to rounding.
(a)
Represents weighted average returns for the onshore and offshore funds (if applicable) for the respective flagship funds.
(b)
3Q’12 includes $20 million of non-recurring business development expenses related to fundraising.
(c)
2Q’12 and 3Q’12 include AUM from the January 5, 2012 acquisition of Harbourmaster.
(d)
Includes business development companies (“BDCs”), closed-end funds, commingled funds and separately managed accounts.
% Change % Change
(Dollars in Thousands)
3Q'11 3Q'12 vs. 3Q'11 YTD'11 YTD'12 vs. YTD'11
Fee Revenues 60,736 $          94,169 $          55% 175,634 $       272,223 $       55%
Performance Fees (40,334) 132,820 n/m 84,802 255,543 201%
Investment Income (Loss) (4,993) 5,961 n/m 9,447 12,337 31%
Total Revenues 15,409 232,950 n/m 269,883 540,103 100%
Compensation 40,533 50,236 24% 103,153 130,224 26%
Performance Fee Compensation (20,278) 72,989 n/m 43,058 125,432 191%
11,210 33,527 199% 36,793 66,372 80%
Total Expenses 31,465 156,752 n/m 183,004 322,028 76%
Economic Income (Loss) (16,056) $        76,198 $          n/m 86,879 $          218,075 $       151%
Total AUM
(c)
33,648,697 $  54,564,619 $  62% 33,648,697 $  54,564,619 $  62%
28,715,420 $  45,913,758 $  60% 28,715,420 $  45,913,758 $  60% Fee-Earning AUM
(c)
Other Operating Expenses
(b)

Blackstone 8
Financial Advisory
Revenues were down 29% from the same quarter last year primarily from delays in deal closings, particularly in our strategic advisory business.  Despite the slow quarter, activity levels remained largely in line with last year.
Restructuring maintained its #1 ranking for worldwide completed restructurings in the Thomson Reuters league tables for the first nine months of 2012; the pipeline remains steady across a broad set of mandates with revenue up year-to-date.
Blackstone Advisory Partners’ 2012 backlog is healthy against a difficult backdrop of M&A as deal activity remained in line with 2011 levels with several high profile mandates being recently announced.
Park Hill’s pipeline remains solid as challenging fundraising market conditions are driving demand for placement services; revenues were down slightly year-over-year reflecting timing more than recurring activity levels.
% Change % Change
(Dollars in Thousands)
3Q'11 3Q'12 vs. 3Q'11 YTD'11 YTD'12 vs. YTD'11
Fee Revenues 87,587 $           61,003 $           (30)% 264,126 $        233,825 $        (11)%
Investment Income (Loss) (215)                   1,179                n/m 486                     2,195                n/m
Total Revenues 87,372              62,182              (29)% 264,612            236,020            (11)%
Compensation 59,633              46,619              (22)% 186,335            175,708            (6)%
Other Operating Expenses 20,218              18,823              (7)% 57,716              65,211              13%
Total Expenses 79,851              65,442              (18)% 244,051            240,919            (1)%
Economic Income (Loss) 7,521 $             (3,260) $           n/m 20,561 $           (4,899) $           n/m

Blackstone 9
Assets Under Management
Fee-Earning AUM grew to a record $169 billion, up 27% in the last twelve months, as $43 billion of gross inflows more than offset $11 billion of capital returned to investors during the same period.
•
Including commitments, not yet earning fees, Blackstone’s Fee-Earning AUM would have been $179 billion, up
34% year-over-year.
Total AUM increased 30% in the last twelve months to a record $205 billion, up 8% from last quarter driven by strong organic net inflows and market appreciation across all asset management segments.
Fee-Earning AUM by Segment
(Dollars in Billions)
$132.9
$157.6
$168.6
Total AUM by Segment
(Dollars in Billions)
$157.7
$190.3
$204.6
Credit
Hedge Fund
Solutions
Real
Estate
Private
Equity
Credit
Hedge Fund
Solutions
Real
Estate
Private
Equity
Totals may not add due to rounding.
$37.0 $37.2
$38.5
$30.0
$38.5
$40.6
$37.2
$40.2
$43.6
$28.7
$41.8
$45.9
3Q'11 2Q'12 3Q'12
$43.0
$46.6
$50.2
$40.7
$50.2
$53.5
$40.4
$42.9
$46.2
$33.6
$50.5
$54.6
3Q'11 2Q'12 3Q'12

Blackstone 10
3Q’12 Available Capital Summary
$36 billion Dry Powder
(a)
Credit
Hedge Fund
Solutions
Private
Equity
Real
Estate
Currently Earning
Performance Fees
Invested/Committed Not Yet
Earning Performance Fees
To Be Invested
(c)
$10 billion Not Yet Earning
Base Management Fees
(b)
$127 billion Performance
Fee Eligible AUM
Substantial levels of committed undrawn capital (“dry powder”) with $36 billion at the end of the third quarter.
$10 billion of Total AUM was not yet earning base management fees at the end of the quarter due largely to fund structures where fees are triggered by the investment of capital.
$127 billion of Performance Fee Eligible AUM, including $66 billion currently earning Performance Fees.
Credit
Hedge Fund
Solutions
Real
Estate
Private
Equity
$16.4
$12.9
$1.3
$5.0
$2.6
$1.8
$1.2
$4.7
$66.2
$27.0
$33.8
(a)
Represents illiquid drawdown funds only; excludes marketable vehicles; includes both Fee-Earning (third party) capital and GP/employee commitments which do not earn fees.  Amounts reduced by outstanding commitments to invest, but for which capital has not been called.
(b)
Represents (i) committed uninvested capital of our Private Equity and Real Estate drawdown funds with closed investment periods, and (ii) committed uninvested capital for our Real Estate debt strategies drawdown funds, our Credit Mezzanine and Rescue Lending funds and our Hedge Fund Solutions Strategic Alliance Fund.
(c)
Represents performance fee eligible Dry Powder.

Blackstone 11
Distribution Calculation
Earned $0.15 of Distributable Earnings per common unit during the third quarter, bringing year-to-date
Distributable Earnings to $0.46 per common unit.
Declared a quarterly distribution of $0.10 per common unit to record holders as of November 15, 2012; payable on November 30, 2012.
Blackstone currently pays $0.10 per unit for the first three quarters of the year and any excess net of retained capital for the fourth quarter.
% Change % Change
(Dollars in Thousands, Except per Unit Data)
3Q'11 3Q'12
vs. 3Q'11
YTD'11 YTD'12
vs. YTD'11
Distributable Earnings ("DE") 125,745 $    189,635 $    51% 518,538 $    540,160 $    4%
Add: Other Payables Attributable to Common Unitholders 10,581 20,012 89% 24,295 30,396 25%
Pre-Tax DE
(a)
136,326 209,647 54% 542,833 570,556 5%
% to Common Unitholders 44% 48% 8% 43% 47% 9%
Pre-Tax DE Attributable to Common Unitholders 60,318 100,396 66% 235,060 269,153 15%
Less: Other Payables Attributable to Common Unitholders (10,581) (20,012) (89)% (24,295) (30,396) (25)%
DE Attributable to Common Unitholders 49,737 80,384 62% 210,765 238,757 13%
DE Per Common Unit
(b)
0.10 $         0.15 $         50% 0.44 $         0.46 $         5%
Less: Retained Capital per Unit (c) (0.02) $        (0.03) $        (50)% (0.06) $        (0.08) $        (33)%
Net Cash Available for Distribution Per Common Unit
(b)
0.08 $         0.12 $         50% 0.38 $         0.38 $         -
Actual Distribution per Common Unit 0.10 $         0.10 $         - 0.30 $         0.30 $         -
(a)
Pre-Tax DE represents Distributable Earnings before the deduction for Payable under the Tax Receivable Agreement and tax expense (benefit) of wholly-owned subsidiaries.
(b)
Per Unit calculations are based Total Common Units Outstanding (see Appendix – Unit Rollforward); actual distributions are paid to applicable unitholders as of the record date.
(c)
Retained capital is withheld pro-rata from common and Blackstone Partnership unitholders. Common unitholders’ share was $15.3 million for 3Q’12 and $41.7 million year-to-date.

Blackstone 12
Balance Sheet Highlights
(a)
At September 30, 2012, Blackstone had $2.3 billion in total cash and liquid investments.
In total, Blackstone had $6.4 billion or $5.66 per unit in cash and investments at quarter end.
In August, Blackstone issued senior notes of $400 million (4.75%) due 2023 and $250 million (6.25%) due 2042.
There are currently no borrowings outstanding against the $1.1 billion revolving credit facility.
(a) Preliminary, excludes the consolidated Blackstone funds.  Totals may not add due to rounding.
(b) Primarily Blackstone investments in Hedge Fund Solutions and non-drawdown Credit.
(c) Illiquids include Blackstone investments in all drawdown funds in Private Equity, Real Estate and Credit.
(d) Senior notes of $600 million issued August 2009 maturing on August 15, 2019 (6.625% coupon), $400 million issued September 2010 maturing on March 15, 2021 (5.875% coupon), $400 million issued August 2012 maturing on March 15, 2023
(4.750% coupon) and $250 million issued August 2012 maturing on August 15, 2042 (6.250% coupon), net of $15 million held by Blackstone.
(Dollars in Millions)
3Q’12
Cash and Cash Equivalents $ 834
Treasury Cash Management Strategies 1,274
Liquid Investments (b) 143
Illiquid Investments (c) 2,053
Net Performance Fees 2,049
Total Net Value $ 6,353
Outstanding Bonds (at par) (d) $ 1,635
A/A+
rated by S&P / Fitch
$1.1 billion
undrawn credit revolver
$2.3 billion
total cash and liquid investments
$5.66
Cash and Investments per Unit
$6.4 billion
Total Net Value
Net Performance
Fees
Treasury Cash
and Liquids
Private Equity
Real Estate
Other
$1.83
Illiquids
$1.83
$0.19
$0.87
$0.77
$2.01

Blackstone 13
GAAP Statement of Operations
% Change % Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
3Q'11 3Q'12 vs. 3Q'11 YTD'11 YTD'12 vs. YTD'11
Revenues
Management and Advisory Fees, Net 425,193 $         469,109 $         10% 1,335,971 $      1,428,833 $      7%
Performance Fees
Realized Carried Interest (9,633) 83,765 n/m 126,520 153,254 21%
Realized Incentive Fees 16,238 11,588 (29)% 38,051 28,497 (25)%
Unrealized Carried Interest (382,949) 403,465 n/m 660,356 786,551 19%
Unrealized Incentive Fees (79,953) 104,312 n/m (369) 155,011 n/m
Total Performance Fees (456,297) 603,130 n/m 824,558 1,123,313 36%
Investment Income (Loss)
Realized
45,596 18,559 (59)% 77,682 40,652 (48)%
Unrealized (145,990) 119,599 n/m 70,116 181,906 159%
Total Investment Income (Loss) (100,394) 138,158 n/m 147,798 222,558 51%
Interest and Dividend Revenue
9,085 10,278 13% 27,423 27,181 (1)%
Other (1,666) 2,415 n/m 1,721 443 (74)%
Total Revenues (124,079) 1,223,090 n/m 2,337,471 2,802,328 20%
Expenses
Compensation and Benefits
Compensation 494,478 503,295 2% 1,853,393 1,531,917 (17)%
Performance Fee Compensation
Realized Carried Interest (1,836) 22,023 n/m 30,409 37,860 25%
Realized Incentive Fees 12,378 4,457 (64)% 22,388 14,284 (36)%
Unrealized Carried Interest (74,123) 128,863 n/m 175,546 250,221 43%
Unrealized Incentive Fees (37,312) 44,254 n/m (6,358) 47,437 n/m
Total Compensation and Benefits 393,585 702,892 79% 2,075,378 1,881,719 (9)%
General, Administrative and Other 124,929 139,172 11% 380,433 417,675 10%
Interest Expense 13,785 19,074 38% 41,773 47,365 13%
Fund Expenses 8,635 (9,747) n/m 19,045 28,243 48%
Total Expenses 540,934 851,391 57% 2,516,629 2,375,002 (6)%
Other Income (Loss)
Net Gains (Losses) from Fund Investment Activities (329,399) (135,960) 59% (449,244) 400,412 n/m
Income (Loss) Before Provision (Benefit) for Taxes (994,412) $        235,739 $         n/m (628,402) $        827,738 $         n/m
Provision (Benefit) for Taxes (7,637) 39,237 n/m 95,412 119,327 25%
Net Income (Loss) (986,775) $        196,502 $         n/m (723,814) $        708,411 $         n/m
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities
(47,922) 41,854 n/m (24,980) 78,447 n/m
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities (262,207) (157,607) 40% (448,753) 279,970 n/m
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings (402,079) 183,431 n/m (104,455) 237,809 n/m
Net Income (Loss) Attributable to The Blackstone Group L.P. (274,567) $        128,824 $         n/m (145,626) $        112,185 $         n/m
Net Income (Loss) per Common Unit, Basic and Diluted
(0.56) $              0.24 $                n/m (0.31) $              0.21 $                n/m

Appendix

Blackstone 15
Total Segments
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners including, for Private Equity, broken deal expenses.
(b) Primarily placement fees.
(Dollars in Thousands)
3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 YTD'11 YTD'12
Revenues
Management and Advisory Fees, Net
Base Management Fees 322,371 $         336,753 $         395,506 $         381,344 $         398,088 $         944,432 $         1,174,938 $
Advisory Fees 86,178 123,567 75,846 93,372 59,951 258,673 229,169
Transaction and Other Fees, Net
(a)
41,793 43,796 38,471 49,453 45,126 203,717 133,050
Management Fee Offsets
(b)
(7,703) (8,479) (13,050) (7,973) (8,454) (24,914) (29,477)
Total Management and Advisory Fees, Net 442,639 495,637 496,773 516,196 494,711 1,381,908 1,507,680
Performance Fees
Realized Carried Interest (9,633) 12,387 13,560 55,929 83,765 126,520 153,254
Realized Incentive Fees 17,530 51,837 5,279 11,692 11,620 37,192 28,591
Unrealized Carried Interest (382,949) 311,162 298,796 84,290 403,465 660,356 786,551
Unrealized Incentive Fees (82,227) (17,436) 68,121 (17,074) 104,149 (7,492) 155,196
Total Performance Fees (457,279) 357,950 385,756 134,837 602,999 816,576 1,123,592
Investment Income (Loss)
Realized 31,647 16,697 23,492 9,360 25,098 85,878 57,950
Unrealized (165,753) 39,028 59,914 (25,624) 82,334 43,661 116,624
Total Investment Income (Loss) (134,106) 55,725 83,406 (16,264) 107,432 129,539 174,574
Interest Income and Dividend Revenue 10,110 10,003 9,345 10,391 12,004 28,841 31,740
Other (1,667) 5,695 (1,207) (828) 2,477 1,720 442
Total Revenues (140,303) 925,010 974,073 644,332 1,219,623 2,358,584 2,838,028
Expenses
Compensation 238,207 225,438 254,772 268,884 259,561 735,131 783,217
Performance Fee Compensation
Realized Carried Interest (1,835) 13,206 7,938 7,899 22,023 30,409 37,860
Realized Incentive Fees 12,378 33,524 4,252 5,575 4,457 22,388 14,284
Unrealized Carried Interest (74,123) 62,399 84,543 36,815 128,863 175,545 250,221
Unrealized Incentive Fees (37,312) (14,401) 12,779 (9,596) 44,254 (6,358) 47,437
Total Compensation and Benefits 137,315 320,166 364,284 309,577 459,158 957,115 1,133,019
Other Operating Expenses 96,932 122,072 109,521 113,038 127,456 299,270 350,015
Total Expenses 234,247 442,238 473,805 422,615 586,614 1,256,385 1,483,034
Economic Income (Loss) (374,550) $        482,772 $         500,268 $         221,717 $         633,009 $         1,102,199 $      1,354,994 $
Economic Net Income (Loss) (379,999) $        468,154 $         491,217 $         212,349 $         621,752 $         1,071,054 $      1,325,318 $
Fee Related Earnings 112,932 $         166,096 $         146,928 $         145,729 $         135,052 $         380,397 $         427,709 $
Distributable Earnings 125,745 $         178,186 $         162,121 $         188,404 $         189,635 $         518,538 $         540,160 $
Total Assets Under Management 157,698,448 $ 166,228,504 $ 190,074,167 $ 190,267,831 $ 204,551,572 $ 157,698,448 $ 204,551,572 $
Fee-Earning Assets Under Management 132,934,377 $ 136,756,753 $ 156,261,446 $ 157,646,521 $ 168,630,082 $ 132,934,377 $ 168,630,082 $
Weighted Average Fee-Earning AUM 131,458,996 $ 136,876,758 $ 154,354,070 $ 156,426,744 $ 162,377,631 $ 126,903,959 $ 157,608,079 $
LP Capital Invested 4,753,161 $      3,406,264 $      2,719,433 $      2,403,623 $      3,085,441 $      10,066,631 $    8,208,497 $
Total Capital Invested 5,012,167 $      3,992,488 $      3,134,385 $      2,525,648 $      3,754,061 $      10,611,146 $    9,414,094 $

Blackstone 16
Private Equity
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners including, for Private Equity, broken deal expenses.
(b) Primarily placement fees.
(Dollars in Thousands)
3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 YTD'11 YTD'12
Revenues
Management Fees, Net
Base Management Fees 85,534 $         84,231 $         85,789 $         87,475 $         86,136 $         247,766 $       259,400 $
Transaction and Other Fees, Net
(a)
21,430 23,879 18,097 14,951 25,693 109,125 58,741
Management Fee Offsets
(b) (6,498) (5,057) (3,782) (672) (767) (22,016) (5,221)
Total Management Fees, Net 100,466 103,053 100,104 101,754 111,062 334,875 312,920
Performance Fees
Realized Carried Interest (17,966) (28,392) 3,933 28,781 31,592 65,785 64,306
Unrealized Carried Interest (270,014) 83,777 34,051 (87,893) 128,746 (50,287) 74,904
Total Performance Fees (287,980) 55,385 37,984 (59,112) 160,338 15,498 139,210
Investment Income (Loss)
Realized 20,548 3,512 13,911 (6,195) 7,189 41,476 14,905
Unrealized (121,688) 25,091 16,469 (28,337) 43,267 (15,615) 31,399
Total Investment Income (Loss) (101,140) 28,603 30,380 (34,532) 50,456 25,861 46,304
Interest Income and Dividend Revenue 3,396 3,651 2,420 3,114 3,413 10,098 8,947
Other 141 193 (215) 562 1,650 1,617 1,997
Total Revenues (285,117) 190,885 170,673 11,786 326,919 387,949 509,378
Expenses
Compensation 52,388 45,611 52,547 53,775 62,424 171,945 168,746
Performance Fee Compensation
Realized Carried Interest (2,443) (3,859) 320 804 1,048 5,324 2,172
Unrealized Carried Interest (44,955) 7,953 (1,052) (8,259) 43,228 (10,182) 33,917
Total Compensation and Benefits 4,990 49,705 51,815 46,320 106,700 167,087 204,835
Other Operating Expenses 27,588 34,493 28,881 30,521 30,944 86,425 90,346
Total Expenses 32,578 84,198 80,696 76,841 137,644 253,512 295,181
Economic Income (Loss) (317,695) $     106,687 $       89,977 $         (65,055) $        189,275 $       134,437 $       214,197 $
Total Assets Under Management 42,967,159 $ 45,863,673 $ 47,624,013 $ 46,633,552 $ 50,222,312 $ 42,967,159 $ 50,222,312 $
Fee-Earning Assets Under Management 37,006,024 $ 37,237,791 $ 37,323,635 $ 37,159,452 $ 38,505,497 $ 37,006,024 $ 38,505,497 $
Weighted Average Fee-Earning AUM 36,670,087 $ 37,147,118 $ 37,491,735 $ 37,434,520 $ 38,096,139 $ 35,731,733 $ 37,745,618 $
LP Capital Invested 1,377,715 $    1,093,745 $    643,044 $       102,899 $       1,015,605 $    2,698,338 $    1,761,548 $
Total Capital Invested 1,458,008 $    1,563,912 $    680,035 $       108,977 $       1,427,871 $    2,840,345 $    2,216,883 $

Blackstone 17
4,341,474
(Dollars in Thousands)
3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 YTD'11 YTD'12
Revenues
Management Fees, Net
Base Management Fees 97,925 $         103,947 $       147,802 $       127,817 $       135,659 $       290,831 $       411,278 $
Transaction and Other Fees, Net
(a)
19,551 19,128 14,412 25,151 14,937 90,382 54,500
Management Fee Offsets
(b)
(880) (2,820) (8,627) (5,357) (6,034) (2,130) (20,018)
Total Management Fees, Net 116,596 120,255 153,587 147,611 144,562 379,083 445,760
Performance Fees
Realized Carried Interest 5,137 3,538 8,617 13,539 51,845 19,306 74,001
Realized Incentive Fees 171 202 (1) 7,766 4,879 9,427 12,644
Unrealized Carried Interest (119,192) 237,884 221,500 144,510 207,695 675,534 573,705
Unrealized Incentive Fees (984) 1,806 7,914 (1,526) 6,150 1,852 12,538
Total Performance Fees (114,868) 243,430 238,030 164,289 270,569 706,119 672,888
Investment Income (Loss)
Realized 7,313 6,346 7,812 9,067 10,324 21,626 27,203
Unrealized (26,060) 19,970 25,912 14,944 33,676 72,678 74,532
Total Investment Income (Loss) (18,747) 26,316 33,724 24,011 44,000 94,304 101,735
Interest Income and Dividend Revenue 3,195 3,430 2,552 3,277 3,581 9,472 9,410
Other (1,390) (1,046) (709) (590) 1,941 (15) 642
Total Revenues (15,214) 392,385 427,184 338,598 464,653 1,188,963 1,230,435
Expenses
Compensation 54,986 53,507 68,889 76,576 71,456 183,264 216,921
Performance Fee Compensation
Realized Carried Interest 2,169 1,713 4,077 3,401 19,822 8,390 27,300
Realized Incentive Fees 82 91 2 3,871 2,570 4,473 6,443
Unrealized Carried Interest (30,076) 57,866 54,275 31,677 47,940 163,274 133,892
Unrealized Incentive Fees (434) (632) 3,768 (629) 2,876 3,738 6,015
Total Compensation and Benefits 26,727 112,545 131,011 114,896 144,664 363,139 390,571
Other Operating Expenses 23,495 29,027 28,924 26,560 31,284 74,832 86,768
Total Expenses 50,222 141,572 159,935 141,456 175,948 437,971 477,339
Economic Income (Loss) (65,436) $        250,813 $       267,249 $       197,142 $       288,705 $       750,992 $       753,096 $
Total Assets Under Management 40,709,500 $ 42,852,669 $ 48,322,760 $ 50,225,950 $ 53,546,023 $ 40,709,500 $ 53,546,023 $
Fee-Earning Assets Under Management 29,981,920 $ 31,236,540 $ 36,647,462 $ 38,476,123 $ 40,609,286 $ 29,981,920 $ 40,609,286 $
Weighted Average Fee-Earning AUM 28,701,420 $ 31,474,333 $ 35,983,336 $ 36,882,087 $ 38,947,049 $ 27,425,607 $ 37,078,418 $
LP Capital Invested 1,706,157 $    995,643 $       1,143,555 $    1,855,108 $    1,342,811 $    5,145,773 $    $
Total Capital Invested 1,805,654 $    1,064,690 $    1,172,883 $    1,954,731 $    1,397,249 $    5,435,774 $    4,524,863 $
Real Estate
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(b) Primarily placement fees.

Blackstone 18
Hedge Fund Solutions
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(b) Primarily placement fees.
(Dollars in Thousands)
3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 YTD'11 YTD'12
Revenues
Management Fees, Net
Base Management Fees 79,355 $         81,606 $         81,821 $         84,278 $         87,334 $         234,257 $       253,433 $
Transaction and Other Fees, Net
(a)
740 470 92 65 4 2,328 161
Management Fee Offsets
(b)
(258) (402) (335) (375) (382) (578) (1,092)
Total Management Fees, Net 79,837 81,674 81,578 83,968 86,956 236,007 252,502
Performance Fees
Realized Incentive Fees 5,764 4,148 3,298 1,175 2,637 7,324 7,110
Unrealized Incentive Fees (19,861) (2,059) 23,187 (10,981) 36,635 2,833 48,841
Total Performance Fees (14,097) 2,089 26,485 (9,806) 39,272 10,157 55,951
Investment Income (Loss)
Realized 1,023 2,503 503 929 637 15,219 2,069
Unrealized (10,034) (3,253) 8,371 (3,636) 5,199 (15,778) 9,934
Total Investment Income (Loss) (9,011) (750) 8,874 (2,707) 5,836 (559) 12,003
Interest Income and Dividend Revenue 500 537 386 495 540 1,488 1,421
Other 18 7,818 (127) 27 315 84 215
Total Revenues 57,247 91,368 117,196 71,977 132,919 247,177 322,092
Expenses
Compensation 30,667 38,525 28,233 34,559 28,826 90,434 91,618
Performance Fee Compensation
Realized Incentive Fees 2,257 688 1,378 (345) 1,062 2,810 2,095
Unrealized Incentive Fees (7,214) (865) 7,294 (2,820) 8,062 1,099 12,536
Total Compensation and Benefits 25,710 38,348 36,905 31,394 37,950 94,343 106,249
Other Operating Expenses 14,421 21,568 13,934 14,506 12,878 43,504 41,318
Total Expenses 40,131 59,916 50,839 45,900 50,828 137,847 147,567
Economic Income 17,116 $         31,452 $         66,357 $         26,077 $         82,091 $         109,330 $       174,525 $
Total Assets Under Management 40,373,092 $ 40,534,768 $ 43,351,275 $ 42,888,946 $ 46,218,618 $ 40,373,092 $ 46,218,618 $
Fee-Earning Assets Under Management 37,231,013 $ 37,819,636 $ 40,543,772 $ 40,161,179 $ 43,601,541 $ 37,231,013 $ 43,601,541 $
Weighted Average Fee-Earning AUM 37,658,240 $ 38,452,740 $ 39,904,474 $ 40,528,701 $ 42,005,752 $ 36,857,511 $ 41,016,254 $
LP Capital Invested 354,971 $       288,237 $       4,661 $           - $                196,180 $       601,022 200,841 $
Total Capital Invested 375,000 $       304,500 $       5,502 $           - $                207,250 $       638,827 212,752 $
$
$

Blackstone 19
Credit
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(b) Primarily placement fees.
(Dollars in Thousands)
3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 YTD'11 YTD'12
Revenues
Management Fees, Net
Base Management Fees 59,557 $         66,969 $         80,094 $         81,774 $         88,959 $         171,578 $       250,827 $
(26) 312 5,725 9,184 4,486 1,568 19,395
Management Fee Offsets
(b)
(67) (200) (306) (1,569) (1,271) (190) (3,146)
Total Management Fees, Net 59,464 67,081 85,513 89,389 92,174 172,956 267,076
Performance Fees
Realized Carried Interest 3,196 37,241 1,010 13,609 328 41,429 14,947
Realized Incentive Fees 11,595 47,487 1,982 2,751 4,104 20,441 8,837
Unrealized Carried Interest 6,257 (10,499) 43,245 27,673 67,024 35,109 137,942
Unrealized Incentive Fees (61,382) (17,183) 37,020 (4,567) 61,364 (12,177) 93,817
Total Performance Fees (40,334) 57,046 83,257 39,466 132,820 84,802 255,543
Investment Income (Loss)
Realized 2,807 4,021 683 5,638 6,697 7,278 13,018
Unrealized (7,800) (2,877) 9,211 (9,156) (736) 2,169 (681)
Total Investment Income (Loss) (4,993) 1,144 9,894 (3,518) 5,961 9,447 12,337
Interest Income and Dividend Revenue 1,404 610 2,425 1,752 2,673 2,759 6,850
Other (132) (772) (238) (787) (678) (81) (1,703)
Total Revenues 15,409 125,109 180,851 126,302 232,950 269,883 540,103
Expenses
Compensation 40,533 25,435 37,143 42,845 50,236 103,153 130,224
Performance Fee Compensation
Realized Carried Interest (1,561) 15,352 3,541 3,694 1,153 16,695 8,388
Realized Incentive Fees 10,039 32,745 2,872 2,049 825 15,105 5,746
Unrealized Carried Interest 908 (3,420) 31,320 13,397 37,695 22,453 82,412
Unrealized Incentive Fees (29,664) (12,904) 1,717 (6,147) 33,316 (11,195) 28,886
Total Compensation and Benefits 20,255 57,208 76,593 55,838 123,225 146,211 255,656
Other Operating Expenses 11,210 13,162 17,096 15,749 33,527 36,793 66,372
Total Expenses 31,465 70,370 93,689 71,587 156,752 183,004 322,028
Economic Income (Loss) (16,056) $        54,739 $         87,162 $         54,715 $         76,198 $         86,879 $         218,075 $
Total Assets Under Management 33,648,697 $ 36,977,394 $ 50,776,119 $ 50,519,383 $ 54,564,619 $ 33,648,697 54,564,619 $
Fee-Earning Assets Under Management 28,715,420 $ 30,462,786 $ 41,746,577 $ 41,849,767 $ 45,913,758 $ 28,715,420 45,913,758 $
Weighted Average Fee-Earning AUM 28,429,249 $ 29,802,567 $ 40,974,525 $ 41,581,436 $ 43,328,691 $ 26,889,108 41,767,789 $
LP Capital Invested 1,314,318 $    1,028,639 $    928,173 $       445,616 $       530,845 $       1,621,498 1,904,634 $
Total Capital Invested 1,373,505 $    1,059,386 $    1,275,965 $    461,940 $       721,691 $       1,696,200 2,459,596 $
$
$
$
$
$
Transaction and Other Fees, Net
(a)

Blackstone 20
Financial Advisory
(Dollars in Thousands)
3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 YTD'11 YTD'12
Revenues
Advisory Fees 86,178 $          123,567 $        75,846 $          93,372 $          59,951 $          258,673 $        229,169 $
Transaction and Other Fees, Net 98                      7                        145                    102                    6                        314                    253
Total Advisory and Transaction Fees 86,276             123,574           75,991             93,474             59,957             258,987           229,422
Investment Income (Loss)
Realized (44)                     315                    583                    (79)                     251                    279                    755
Unrealized (171)                   97                      (49)                     561                    928                    207                    1,440
Total Investment Income (Loss) (215)                   412                    534                    482                    1,179                486                    2,195
Interest Income and Dividend Revenue 1,615                1,775                1,562                1,753                1,797                5,024                5,112
Other (304)                   (498)                   82                      (40)                     (751)                   115                    (709)
Total Revenues 87,372             125,263           78,169             95,669             62,182             264,612           236,020
Expenses
Compensation 59,633             62,360             67,960             61,129             46,619             186,335           175,708
Total Compensation and Benefits 59,633             62,360             67,960             61,129             46,619             186,335           175,708
Other Operating Expenses 20,218             23,822             20,686             25,702             18,823             57,716             65,211
Total Expenses 79,851             86,182             88,646             86,831             65,442             244,051           240,919
Economic Income (Loss) 7,521 $            39,081 $          (10,477) $         8,838 $            (3,260) $           20,561 $          (4,899) $

Blackstone 21
Fee-Earning AUM Net Flows
Fee-Earning AUM was up $11 billion or 7% from last quarter and up $35.7 billion or 27% from a year ago driven mainly by net inflows across the segments and to a lesser extent market appreciation.
Private Equity includes our new tactical opportunities fund as well as our energy fund.
Real Estate grew 35% during the last twelve months driven by capital committed to our latest global buyout fund.
Hedge Fund Solutions continued its solid growth with $1.7 billion of net inflows during the quarter and $3.5 billion over the last twelve months, net of $1.1 billion of outflows in 2011 from the exit of our Asian mutual fund business.
Credit continued its strong growth, up 60% from the same period last year driven by almost $21 billion of gross inflows, more than half organic growth and the remainder from the Harbourmaster acquisition.
3Q’12 Fee-Earning AUM Rollforward
(Dollars in Millions)
LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
Totals may not add due to rounding.
(a)
Inflows: include contributions, capital raised, other increases in available capital, purchases and acquisitions.
(b)
Outflows: represent redemptions, client withdrawals and decreases in available capital.
(c)
Realizations: represent realizations from the disposition of assets.
(d)
Market Activity: gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Private Real Hedge Fund Private Real Hedge Fund
Equity Estate Solutions Credit Total Equity Estate Solutions Credit Total
2Q'12 37,159 $       38,476 $       40,161 $       41,850 $       157,647 $     3Q'11 37,006 $       29,982 $       37,231 $       28,715 $       132,934 $
Inflows
(a)
1,397 2,395 1,929 4,372 10,093
Inflows
(a)
2,755 12,603 6,830 20,935 43,123
Outflows
(b)
- (47) (221) (375) (643)
Outflows
(b)
(303) (203) (3,312) (1,211) (5,029)
Realizations
(c)
(62) (380) - (718) (1,160)
Realizations
(c)
(971) (1,643) - (3,388) (6,002)
Net Inflows 1,335 1,968 1,708 3,280 8,291 Net Inflows 1,480 10,757 3,518 16,336 32,092
Market Activity
(d)
11 165 1,732 784 2,692
Market Activity
(d)
19 (130) 2,852 862 3,604
3Q'12 38,505 $       40,609 $       43,602 $       45,914 $       168,630 $     3Q'12 38,505 $       40,609 $       43,602 $       45,914 $       168,630 $
QoQ Increase 4% 6% 9% 10% 7% YoY Increase 4% 35% 17% 60% 27%

Blackstone 22
Total AUM Net Flows
Total AUM was up $14.3 billion or 8% from last quarter and up $46.9 billion or 30% from a year ago driven by strong net inflows and market appreciation across the segments.
Private Equity market appreciation was $3.2 billion over the last year, driven mainly by positive performance of our public portfolio.
Real Estate market appreciation was $4.8 billion over the last year as fundamentals continue to improve.
Hedge Fund Solutions market appreciation was $3.0 billion over the last year driven by solid returns.
Credit grew AUM 62% over the last twelve months through both organic and inorganic net inflows.
3Q’12 Total AUM Rollforward
(Dollars in Millions)
LTM Total AUM Rollforward
(Dollars in Millions)
Totals may not add due to rounding.
(a)
Inflows: include contributions, capital raised, other increases in available capital, purchases and acquisitions.
(b)
Outflows: represent redemptions, client withdrawals and decreases in available capital.
(c)
Realizations: represent realizations from the disposition of assets.
(d)
Market Activity: gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Private Real Hedge Fund Private Real Hedge Fund
Equity Estate Solutions Credit Total Equity Estate Solutions Credit Total
2Q'12 46,634 $       50,226 $       42,889 $       50,519 $       190,268 $     3Q'11 42,967 $       40,710 $       40,373 $       33,649 $       157,698 $
Inflows
(a)
1,654 2,313 1,767 4,103 9,837
Inflows
(a)
5,795 10,805 6,415 24,908 47,922
Outflows
(b)
(42) (137) (243) (388) (810)
Outflows
(b)
(46) (331) (3,552) (1,859) (5,788)
Realizations
(c)
(286) (676) - (810) (1,773)
Realizations
(c)
(1,663) (2,439) - (3,869) (7,971)
Net Inflows 1,325 1,500 1,524 2,904 7,254 Net Inflows 4,086 8,035 2,863 19,180 34,163
Market Activity
(d)
2,263 1,820 1,805 1,141 7,029
Market Activity
(d)
3,169 4,802 2,983 1,736 12,690
3Q'12 50,222 $       53,546 $       46,219 $       54,565 $       204,552 $     3Q'12 50,222 $       53,546 $       46,219 $       54,565 $       204,552 $
QoQ Increase 8% 7% 8% 8% 8% YoY Increase 17% 32% 14% 62% 30%

Blackstone 23
Net Accrued Performance Fees and Carried Interest Status
(a)
Blackstone had $2 billion of accrued performance fees, net of compensation, as of the end of the third quarter.
BCP V and BREP Int’l II were below their respective carried interest thresholds as of quarter-end.
Carried Interest Status (excl. SBS) (d)
Net Accrued Performance Fees
(b)
Remaining Capital Gain to Cross Carry Threshold
(Dollars in Millions, Except per Unit Data) 2Q'12 3Q'12 Per Unit
(c)
Change vs. 2Q'12 (Dollars In Millions) @ FMV @ Cost Amount % Change in TEV
Private Equity Private Equity
BCP IV Carried Interest 532 $                551 $                0.49 $               19 $                          BCP V 17,765           17,189           6,412              13%
BCP VI Carried Interest -                      8                         0.01                    8
BEP Carried Interest -                      30                       0.03                    30                              Real Estate
Tactical Opportunities Carried Interest 1                         2                         0.00                    1                                BREP Int'l II 1,352              1,602              1,242              22%
Total Private Equity 533                     591                     0.53                  58
Real Estate
BREP V Carried Interest 377                     434                     0.39                    57
BREP VI Carried Interest 530                     590                     0.53                    60
BREP VII Carried Interest 22                       44                       0.04                    22
BREP Int'l I Carried Interest 7                         3                         0.00                    (4)
BREP Europe III Carried Interest 53                       66                       0.06                    13
BREDS Carried Interest 15                       19                       0.02                    4
BREDS Incentive Fees 4                         5                         0.00                    1
Asia Platform Incentive Fees 27                       28                       0.02                    1
Total Real Estate 1,035                1,189                1.06                  154
Hedge Fund Solutions
Incentive Fees 12                       42                       0.04                    30
Total Hedge Fund Solutions 12                       42                       0.04                  30
Credit
Carried Interest 106                     142                     0.13                    36
Incentive Fees 70                       85                       0.08                    15
Total Credit 176                     227                     0.20                  51
Total Blackstone
Carried Interest 1,643                1,889                1.68                    246
Incentive Fees 113                     160                     0.14                    47
Performance Fees 1,756 $             2,049 $             1.83 $               293 $
(a)
Preliminary. Totals may not add due to rounding.
(b)
Net Accrued Performance Fees are presented net of compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q.
(c)
Per Unit calculations are based on quarter-end Distributable Earnings Units Outstanding (see Appendix – Unit Rollforward).
(d)
Represents the required increase in equity at the fund level (excluding side-by-side investments) for funds with expired investment periods which are currently not generating performance fees.

Blackstone 24
Investment Records as of September 30, 2012
(a)
Notes on next page.
Committed Available Unrealized Investments Realized Investments Total Investments
Net IRRs
(d)
(Dollars in Thousands, Except Where Noted)
Capital
Capital
(b) Value
MOIC
(c) % Public Value
MOIC
(c) Value
MOIC
(c) Realized Total
Private Equity
BCP I (Oct 1987 / Oct 1993) 859,081 $       - $                - $                n/a - 1,741,738 $    2.6x 1,741,738 $    2.6x 19% 19%
BCP II (Oct 1993 / Aug 1997) 1,361,100 - - n/a - 3,256,351 2.5x 3,256,351 2.5x 32% 32%
BCP III (Aug 1997 / Nov 2002) 3,973,378 167,776 22,507 0.6x 100% 9,160,904 2.3x 9,183,411 2.3x 14% 14%
BCOM (Jun 2000 / Jun 2006) 2,137,330 202,433 439,754 0.6x 52% 2,418,537 1.8x 2,858,291 1.3x 18% 6%
BCP IV (Nov 2002 / Dec 2005) 6,773,138 266,490 5,216,902 1.8x 60% 14,496,044 3.2x 19,712,946 2.6x 59% 37%
BCP V (Dec 2005 / Jan 2011) 21,592,318 1,990,259 18,437,391 1.0x 17% 3,502,372 1.7x 21,939,763 1.1x 31% 1%
BCP VI (Jan 2011 / Jan 2016) 15,220,118 12,843,121 2,817,359 1.2x 28% 3,330 1.5x 2,820,689 1.2x n/m 8%
BEP (Aug 2011 / Aug 2017) 2,415,509 1,929,546 765,116 1.6x 43% - n/a 765,116 1.6x n/a 101%
Total Core Private Equity 54,331,972 $ 17,399,625 $ 27,699,029 $ 1.1x 28% 34,579,276 $ 2.5x 62,278,305 $ 1.6x 23% 14%
Tactical Opportunities 1,374,734 1,204,273 189,843 1.1x - 8,948 1.7x 198,791 1.1x n/m n/m
Other Funds 397,493 262,946 65,161 0.9x - - n/a 65,161 0.9x n/a (18)%
Total Private Equity 56,104,199 $ 18,866,844 $ 27,954,033 $ 1.1x 28% 34,588,224 $ 2.5x 62,542,257 $ 1.6x 23% 14%
Real Estate
Dollar
Pre-BREP 140,714 $       - $                - $                n/a - 345,190 $       2.5x 345,190 $       2.5x 33% 33%
BREP I (Sep 1994 / Oct 1996) 380,708 - - n/a - 1,327,708 2.8x 1,327,708 2.8x 40% 40%
BREP II (Oct 1996 / Mar 1999) 1,198,339 - - n/a - 2,524,866 2.1x 2,524,866 2.1x 19% 19%
BREP III (Apr 1999 / Apr 2003) 1,522,708 - 2,161 0.1x - 3,323,362 2.4x 3,325,523 2.3x 22% 21%
BREP IV (Apr 2003 / Dec 2005) 2,198,694 - 1,335,973 0.9x 5% 2,862,147 2.4x 4,198,120 1.5x 80% 14%
BREP V (Dec 2005 / Feb 2007) 5,538,579 243,769 7,216,141 1.6x - 2,085,100 1.7x 9,301,241 1.6x 81% 9%
BREP VI (Feb 2007 / Aug 2011) 11,055,826 863,921 14,696,610 1.5x 6% 1,237,507 1.9x 15,934,117 1.5x 31% 9%
BREP VII (Aug 2011 / Feb 2017) 13,300,149 10,452,873 3,499,225 1.2x - 135,831 1.2x 3,635,056 1.2x 75% 33%
Total Global Real Estate Funds 35,335,717 $ 11,560,563 $ 26,750,110 $ 1.4x 3% 13,841,711 $ 2.2x 40,591,821 $ 1.6x 28% 16%
Euro
BREP Int'l (Jan 2001 / Sep 2005) 824,172 € - € 100,438 € 1.1x - 1,230,290 € 2.2x 1,330,728 € 2.0x 26% 23%
BREP Int'l II (Sep 2005 / Jun 2008) 1,627,954 81,441 1,131,982 0.9x - 177,238 1.5x 1,309,220 1.0x 14% (3)%
BREP Europe III (Jun 2008 / Dec 2013) 3,196,712 1,793,012 2,064,912 1.4x - 15,712 2.8x 2,080,624 1.4x 49% 20%
Total Euro Funds 5,648,838 € 1,874,453 € 3,297,332 € 1.2x - 1,423,240 € 2.1x 4,720,572 € 1.4x 25% 8%
Total Real Estate 45,403,329 $ 14,006,034 $ 34,996,439 $ 1.4x 3% 16,028,251 $ 2.1x 51,024,690 $ 1.5x 27% 14%
Debt Strategies Drawdown 2,822,818 $    738,815 $       2,406,779 $    1.2x - 897,237 $       1.3x 3,304,016 $    1.2x 17% 14%
Credit
Mezzanine 6,120,000 $    3,025,830 $    4,256,967 $    1.3x - 1,435,871 $    1.6x 5,692,838 $    1.4x n/a 18%
Rescue Lending 3,253,143 930,246 2,877,253 1.2x - 1,084,354 1.1x 3,961,607 1.2x n/a 14%
Total Credit 9,373,143 $    3,956,076 $    7,134,220 $    1.3x - 2,520,225 $    1.4x 9,654,445 $    1.3x - -
BREP Co-Investment
(e)
3,936,619 1.5x 1% 437,583 1.4x 4,374,202 1.5x 10% 11%
2,944,738
-

Blackstone 25
Investment Records as of September 30, 2012 – Notes
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m
Not meaningful.
n/a
Not applicable.
(a)
Preliminary.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital, less invested capital.  This amount is not reduced by outstanding commitments to investments.
Additionally, the Real Estate segment has $1.2 billion of Available Capital that has been reserved for add-on investments in funds that are fully invested.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d)
Net Internal Rate of Return (“IRR”) represents the annualized inception to September 30, 2012 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(e)
BREP Co-Investment represents co-investment capital raised for various BREP investments.  The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.

Blackstone 26
Reconciliation of GAAP to Non-GAAP Measures
Notes on next page.
(Dollars in Thousands)
3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 YTD'11 YTD'12
Net Income (Loss) Attributable to The Blackstone Group L.P. (274,567) $  (22,677) $    58,325 $      (74,964) $    128,824 $   (145,626) $  112,185 $
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings (402,079) 21,221 107,405 (53,027) 183,431 (104,455) 237,809
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities
(262,207) 456,706 197,643 239,934 (157,607) (448,753) 279,970
Net Income (Loss) Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities (47,922) 111 54,259 (17,666) 41,854 (24,980) 78,447
Net Income (Loss) (986,775) $  455,361 $   417,632 $   94,277 $      196,502 $   (723,814) $  708,411 $
Provision (Benefit) for Taxes
(7,637) 250,299 38,753 41,337 39,237 95,412 119,327
Income (Loss) Before Provision (Benefit) for Taxes
(994,412) $  705,660 $   456,385 $   135,614 $   235,739 $   (628,402) $  827,738 $
IPO and Acquisition-Related Charges
(a)
264,068 147,808 244,897 268,936 248,179 1,122,124 762,012
Amortization of Intangibles
(b)
45,665 86,121 50,888 39,435 33,338 134,744 123,661
Income (Loss) Associated with Non-Controlling Interests in (Income) Loss of
Consolidated Entities
(c)
310,129 (456,817) (251,902) (222,268) 115,753 473,733 (358,417)
Economic Income (Loss) (374,550) $  482,772 $   500,268 $   221,717 $   633,009 $   1,102,199 $ 1,354,994 $
Taxes
(d)
(5,449) (14,618) (9,051) (9,368) (11,257) (31,145) (29,676)
Economic Net Income (Loss) (379,999) $  468,154 $   491,217 $   212,349 $   621,752 $   1,071,054 $ 1,325,318 $
Taxes
(d)
5,449 14,618 9,051 9,368 11,257 31,145 29,676
Performance Fee Adjustment
(e)
457,279 (357,950) (385,756) (134,837) (602,999) (816,576) (1,123,592)
Investment Income (Loss) Adjustment
(f)
134,106 (55,725) (83,406) 16,264 (107,432) (129,539) (174,574)
(g)
(3,011) 2,271 6,310 1,892 12,877 2,329 21,079
Performance Fee Compensation and Benefits Adjustment
(h)
(100,892) 94,728 109,512 40,693 199,597 221,984 349,802
Fee Related Earnings 112,932 $   166,096 $   146,928 $   145,729 $   135,052 $   380,397 $   427,709 $
Realized Performance Fees
(i)
(2,646) 17,494 6,649 54,147 68,905 110,915 129,701
Realized Investment Income
(j)
31,647 16,697 23,492 9,360 25,098 85,878 57,950
Adjustment Related to Realized Investment Income -
Blackstone's Treasury Cash Management Strategies
(k)
(309) (2,395) (5,897) (1,280) (8,251) (3,662) (15,428)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(l)
(15,879) (19,706) (9,051) (19,552) (31,169) (54,990) (59,772)
Distributable Earnings 125,745 $   178,186 $   162,121 $   188,404 $   189,635 $   518,538 $   540,160 $
Interest 12,577 14,843 13,554 12,850 18,163 38,358 44,567
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(l)
15,879 19,706 9,051 19,552 31,169 54,990 59,772
Depreciation and Amortization 8,325 8,451 10,268 10,391 8,895 24,313 29,554
Adjusted EBITDA
162,526 $   221,186 $   194,994 $   231,197 $   247,862 $   636,199 $   674,053 $
Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies

Blackstone 27
Reconciliation of GAAP to Non-GAAP Measures – Notes
Note: Prior period amounts have been adjusted to conform to the current period presentation and definitions.  See also Appendix -
Definitions.
(a) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and long-term retention programs outside of annual deferred compensation and other corporate actions.
(b) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-
Controlling Interests in (Income) Loss of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated CLO Entities.
(d) Taxes represent the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes.
(e) This adjustment removes from EI the total segment amount of Performance Fees.
(f) This adjustment removes from EI the total segment amount of Investment Income (Loss).
(g) This adjustment represents the realized and unrealized gain on Blackstone’s Treasury cash management strategies which are a component of Investment Income (Loss) but included in Fee Related Earnings.
(h) This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees.
(i) Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto.
(j) Represents the adjustment for Blackstone’s Investment Income (Loss) - Realized.
(k) Represents the elimination of Realized Investment Income attributable to Blackstone’s Treasury cash management strategies which is a component of both Fee Related Earnings from Operations and Realized Investment Income (Loss).
(l) Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the current tax provision (benefit)
calculated on Income (Loss) Before Provision for Taxes and the payable under the Tax Receivable Agreement.

Blackstone 28
Calculation of Certain Non-GAAP Financial Metric Components
(Dollars in Thousands)
3Q'12 YTD'12
Interest Income and Dividend Revenue 12,004 $        31,740 $
Other Revenue 2,477 442
Investment Income - Blackstone's Treasury Cash Management Strategies
(a)
12,877 21,079
Interest Income and Other Revenue 27,358 $        53,261 $
Realized Incentive Fees 11,620 28,591
Less: Realized Incentive Fee Compensation (4,457) (14,284)
Net Realized Incentive Fees 7,163 $          14,307 $
Realized Carried Interest 83,765 153,254
Less: Realized Carried Interest Compensation (22,023) (37,860)
Net Realized Carried Interest 61,742 $        115,394 $
Realized Investment Income 25,098 57,950
Adjustment Related to Realized Investment Income - Blackstone's Treasury Cash Management Strategies
(a)
(8,251) (15,428)
Realized Investment Income 16,847 $        42,522 $
Unrealized Incentive Fees 104,149 155,196
Less: Unrealized Incentive Fee Compensation (44,254) (47,437)
Net Unrealized Incentive Fees 59,895 $        107,759 $
Unrealized Carried Interest 403,465 786,551
Less: Unrealized Carried Interest Compensation (128,863) (250,221)
Net Unrealized Carried Interest 274,602 $     536,330 $
Unrealized Investment Income 82,334 116,624
Less: Investment Income - Blackstone's Treasury Cash Management Strategies
(a)
(12,877) (21,079)
Less: Adjustment Related to Realized Investment Income - Blackstone's Treasury Cash Management Strategies
(a)
8,251 15,428
Unrealized Investment Income 77,708 $        110,973 $
Related Payables
(b)
19,912 $        30,096 $
(a)
(b)
See Appendix - Reconciliation of GAAP to Non-GAAP Measures for this adjustment.
Represents tax related payables including the payable under the tax receivable agreement.
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.

Blackstone 29
Unit Rollforward
(a)
Common Unitholders receive Tax Benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from
Distributable Earnings of the Payable under the Tax Receivable Agreement and certain other tax-related payables.
(b)
Excludes units which are not entitled to distributions.
3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 YTD'11 YTD'12
Total GAAP Weighted-Average Common Units Outstanding - Basic 487,189,657 490,511,637 506,985,529 528,778,977 544,716,399 470,551,727 526,892,258
Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units - - 10,404,029 - 2,207,204 - 5,810,614
Total GAAP Weighted-Average Common Units Outstanding - Diluted 487,189,657 490,511,637 517,389,558 528,778,977 546,923,603 470,551,727 532,702,872
Adjustments:
Weighted-Average Blackstone Holdings Partnership Units 616,168,175 613,105,891 602,817,069 591,155,160 586,762,611 633,174,021 593,555,609
Weighted-Average Unvested Deferred Restricted Common Units 7,243,768 12,469,282 - 4,820,609 - 8,169,431 -
Weighted-Average Economic Net Income Adjusted Units 1,110,601,600 1,116,086,810 1,120,206,627 1,124,754,746 1,133,686,214 1,111,895,179 1,126,258,481
Economic Net Income Adjusted Units, End of Period 1,110,027,706 1,108,034,890 1,119,829,138 1,122,067,386 1,133,637,141 1,110,027,706
Total Common Units Outstanding
(a)
488,178,170 495,599,976 510,868,415 525,464,110 537,299,585 488,178,170 537,299,585
Adjustments:
Blackstone Holdings Partnership Units 615,164,340 608,718,156 597,566,417 585,315,742 584,690,200 615,164,340 584,690,200
Distributable Earnings Units Outstanding
(b)
1,103,342,510 1,104,318,132 1,108,434,832 1,110,779,852 1,121,989,785 1,103,342,510 1,121,989,785
1,133,637,141

Blackstone 30
Definitions
Blackstone discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
• Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment and compensation decisions across its five segments.  EI represents segment net income before taxes excluding transaction-related charges.
Transaction-related charges arise from Blackstone’s initial public offering (“IPO”) and long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions.  Transaction-related charges include equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions.  EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages.
• Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes.  Taxes represent the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes.
• Blackstone uses Fee Related Earnings, or “FRE”, as a key measure to highlight earnings from operations excluding:  (a) the income related to performance fees and related carry plan costs, (b) income earned from Blackstone’s investments in the Blackstone Funds, and (c) realized and unrealized gains (losses) from other investments except for such gains (losses) from Blackstone’s Treasury cash management strategies.  Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits.  FRE equals contractual fee revenues, investment income from Blackstone’s Treasury cash management strategies and interest income, less (a) compensation expenses (which includes amortization of non-IPO and non-acquisition-related equity-based awards, but excludes amortization of IPO and acquisition-related equity-based awards, carried interest and incentive fee compensation), and (b) other operating expenses.
• Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone
Holdings partnerships.  DE is intended to show the amount of net realized earnings without the effects of the consolidation of the Blackstone Funds.
DE, which is a component of ENI, is the sum across all segments of:  (a) Total Management and Advisory Fees, (b) Interest and Dividend Revenue, (c)
Other Revenue, (d) Realized Performance Fees, and (e) Realized Investment Income (Loss); less (a) Compensation, (b) Realized Performance Fee
Compensation, (c) Other Operating Expenses, and (d) Taxes and Related Payables Including the Payable Under the Tax Receivable Agreement.  DE is
reconciled to Blackstone’s Consolidated Statement of Operations.  It is Blackstone’s current intention that on an annual basis it will distribute to unitholders all of its DE, less realized investment gains and returns of capital from investments and acquisitions, in excess of amounts determined by its general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future distributions to its unitholders for any ensuing quarter.
• Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, as a measure of segment performance and an indicator of its ability to cover recurring operating expenses.  Adjusted EBITDA equals DE before segment interest expense, segment depreciation and amortization, and the taxes and related payables including the payable under the tax receivable agreement.

Blackstone 31
Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,”
“plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended
December 31, 2011, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange
Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings.
Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.